UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2007
                                                           -------------

                             ONEIDA FINANCIAL CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     000-25101                16-1561678
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                  182 Main Street, Oneida, New York    13421-1676
             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 363-2000
                                                            --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.
            ------------

         On April 2, 2007, Oneida Financial Corp, the parent company of Oneida Savings Bank completed its acquisition of Vernon Bank Corporation and its subsidiary The National Bank of Vernon, headquartered in Vernon, New York, in a transaction valued at over $11.3 million.

A press release is attached as an exhibit to this Current Report.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                  99.1 Press Release dated April 2, 2007, announcing the completion of the acquisition.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              ONEIDA FINANCIAL CORP.



DATE: April 2, 2007                           By: /s/ Eric E. Stickels
                                                  -----------------------------
                                                  Eric E. Stickels
                                                  Executive Vice President
                                                    and Chief Financial Officer

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EXHIBIT INDEX

         99.1 Press Release dated April 2, 2007, announcing the completion of the acquisition.